Supplement dated June 27, 2018
to the Prospectus and Statement of Additional Information (SAI), as supplemented (as applicable), of the following fund:
Fund	Prospectus & SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – Partners Core Bond Fund	5/1/2018
Peter Simons, portfolio manager to the Fund for J.P. Morgan Investment Management Inc. (JPMIM), one of the Fund's subadvisers, has announced his intention to leave JPMIM effective June 15, 2019 and will cease acting as a portfolio manager for the Fund, effective December 31, 2018. Therefore, effective December 31, 2018 (the Effective Date), the list of portfolio managers for JPMIM, under the caption “Fund Management” in the “Summary of VP - Partners Core Bond Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Figuly	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2016
Barbara Miller	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2015
The rest of the section, including the portfolio manager information for Wells Capital Management Incorporated (WellsCap), remains the same.
On the Effective Date, the information about the portfolio managers for JPMIM, under the caption “Portfolio Managers” in the “More Information About VP - Partners Core Bond Fund - Portfolio Management” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Figuly	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2016
Barbara Miller	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2015
Mr. Figuly joined JPMIM in 1993 and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Mr. Figuly is a portfolio manager for JPMIM’s U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios. Mr. Figuly began his investment career in 1994 and holds a B.S. in finance from Ohio State University.
Ms. Miller joined JPMIM and/or its predecessor in 1994. Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group effective September 2015. Ms. Miller also has served as the manager and a senior portfolio manager for JPMIM’s Fixed Income Mid Institutional Taxable Group since 2007 which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. Ms. Miller began her investment career in 1978 and holds a B.S. in Finance and Banking from Franklin University.
The rest of the section, including the portfolio manager information for Wells Capital Management Incorporated (WellsCap), remains the same.
On the Effective Date, all references in the SAI to Peter Simons as a portfolio manager of the Fund are hereby removed.
Shareholders should retain this Supplement for future reference.
S-6546-112 A (6/18)